UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2002




                                CINEMA RIDE, INC.
             (Exact name of registrant as specified in its charter)




      Delaware                    0-24592                  95-4417467
  (State or other        (Commission File Number)      (I.R.S. Employer
    jurisdiction                                     Identification Number)
  of incorporation)




                               12001 Ventura Place
                                    Suite 340
                          Studio City, California 91604
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (818) 761-1002


                                 Not applicable
         (Former name or former address, if changed since last report.)





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ITEM 5.     OTHER EVENTS

      On July 3, 2002, Cinema Ride, Inc. issued a press release with respect to the closing of its New Jersey ride facility in late June 2002, a copy of which is attached hereto as Exhibit 20.1.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      c.    Exhibits:

      Exhibit
      Number                  Description

      20.1                    Press release dated July 3, 2002



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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CINEMA RIDE, INC.
                                          -----------------
                                             (Registrant)




 Date:  July 9, 2002                By:  /s/ MITCHELL J. FRANCIS
                                         ------------------------------------
                                         Mitchell J. Francis
                                         President and Chief Executive Officer


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